UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

CARDTREND INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780
(State of Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

800 5th Avenue , Suite 4100, Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this report, "we", "us", "our", and the "Company" refer to Cardtrend International Inc. (Formerly Asia Payment Systems, Inc.), a Nevada corporation.

On December 8, 2006, the Company’s wholly owned subsidiary, Asia Payment Systems (HK) Ltd., (“APS HK”) entered into a Share Purchase Agreement (the "Agreement") with Global Uplink Ltd., a company incorporated in Hong Kong, SAR, China ("Global Uplink HK"), Chen Yu Hua, the principal shareholder of Global Uplink Ltd. ("Chen"), and Peng Hai Tao, the other shareholder of Global Uplink Ltd. (“Peng”), to acquire from Chen and Peng 100% of their capital stock of Global Uplink HK for a total cash consideration of HK$ 500,000 (approximately US$64,020) (“Transaction”). This Transaction was reported in a Form 8K filed on December 15, 2006.

Pursuant to the Agreement, On October 31, 2007, the Company entered into an employment contract with Chen pursuant to which:

- Chen will serve as our Chief Officer for Greater China Region for a period of five (5) years effective November 1, 2007 (“Commencement Date”);

- Chen will receive 6,000,000 restricted shares of our common stock as sign-on fee (“Sign-on Fee”) on the Commencement Date of his employment with the Company and he will be entitled to a piggy-back registration right for the said shares;

- If the termination of Chen’s employment with the Company occurs during the first twelve (12) months from the Commencement Date and such termination is either elected by the Company under the provision in the employment contractor or by Chen not under any provision in the employment contract, Chen shall refund to the Company all the Sign-on Fee (equal to 6,000,000 common shares of the Company or in cash equivalent to US$480,000, being the full fair value of the share given to Chen as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of Chen’s employment with the Company; or if such termination of Chen’s employment with the Company occurs anytime after twelve (12) months from the Commencement Date, Chen shall refund to the Company 10% of the Sign-on Fee (equal to 600,000 common shares of the Company or in cash equivalent to US$48,000, being 10% of the full fair value of the shares given to Chen as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of his employment with the Company;

- If the termination of Chen’s employment with the Company occurs before the end of the term and such termination is elected by the Company without cause, the Company shall pay Chen a severance payment, within thirty (30) days from the date of such termination, equal to the product of Chen’s monthly base salary at the time of such termination, multiplied by the remaining months for Chen to provide his services to the Company under his employment contract as if such termination had not occurred plus a reasonable amount of ex-gratia payment as determined by the Board of Directors for Chen’s loss of office and his past length and performance of services rendered, such amount, however, shall not be less than Hong Kong Dollars Eight Hundred Thousand (HK$800,000) or the equivalent in US$, and all stock options which Chen is entitled to and which would have been vested to Chen if such termination had not occurred, will become fully vested within thirty (30) days from the date of such termination.

- In consideration of Chen’s promises of (a) not to compete, directly or indirectly, with The Company either (i) by the establishment of a new company engaged in the same business as The Company or (ii) to actively seek employment with other companies who directly compete with The Company; and/or (b) not to recruit any employee of The Company to work either (i) for a new company established to engage in the same business as The Company or (ii) with other companies who directly compete with The Company, for a period of one (1) year from the date of termination of his employment with The Company (hereinafter referred to as the “Restrain Period”), The Company shall pay to Chen a sum of Hong Kong Dollar Seven Hundred And Eighty Thousand (HK$780,000) or the equivalent in United States Dollars in two equal installments, first installment being made on the date of termination of his employment and the second installment to be made on the expiration of the Restrain Period;

- Chen will receive an aggregate of 1,850,000 options to purchase shares of our common stock at an option price of US$ 0.08 per share on the following vesting schedule: 75,000 options at the end of every quarter commencing from November 1, 2007 and ending October 31, 2012, and 350,000 options on October 31, 2012;

- Chen will receive an initial base salary of HK$ 65,000 (approximately US$ 8,322) per month; and - Chen will be appointed as a director of the Company effective November 5, 2007 and he will be granted 250,000 options to purchase shares of our common stock at an option price US$0.10 per share.

In addition, on October 31, 2007, APS HK entered into an employment contract each with the following 3 individuals:
(a) Ao Jing Guang (“Ao”), pursuant to which:

- Ao will serve as our Head of Business Planning & Development for Greater China Region for a period of 5 years effective November 1, 2007 (“Commencement Date”);

     - Ao will receive 1,500,000 restricted shares of our common stock as sign-on fee (“Sign-on Fee”) on the Commencement Date of his employment with APS HK and he will be entitled to a piggy-back registration right for the said shares;

-If the termination of Ao’s employment with the Company occurs during the first twelve (12) months from the Commencement Date and such termination is either elected by the Company under the provision in the employment contractor or by Ao not under any provision in the employment contract, Ao shall refund to the Company all the Sign-on Fee (equal to 1,500,000 common shares of the Company or in cash equivalent to US$120,000, being the full fair value of the share given to Ao as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of Ao’s employment with the Company; or if such termination of Ao’s employment with the Company occurs anytime after twelve (12) months from the Commencement Date, Ao shall refund to the Company 10% of the Sign-on Fee (equal to 150,000 common shares of the Company or in cash equivalent to US$12,000, being 10% of the full fair value of the shares given to Ao as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of his employment with the Company;

- If the termination of Ao’s employment with the Company occurs before the end of the term and such termination is elected by the Company without cause, the Company shall pay Ao a severance payment, within thirty (30) days from the date of such termination, equal to the product of Ao’s monthly base salary at the time of such termination, multiplied by the remaining months for Ao to provide his services to the Company under his employment contract and all stock options which Ao is entitled to and which would have been vested to Ao if such termination had not occurred, will become fully vested within thirty (30) days from the date of such termination.

- Ao will receive an aggregate of 750,000 options to purchase shares of our common stock at an option price of US$0.08 per share on the following vesting schedule: 37,500 options at the end of every quarter commencing from November 1, 2007 and ending October 31, 2012;

- Ao will receive an initial base salary of HK$ 40,000 (approximately US$ 5,121) per month.

(b) Xu Zhong (“Xu”), pursuant to which:

- Xu will serve as our Head of Operations for Greater China for a period of 5 years effective November 1, 2007 (“Commencement Date”);

    - Xu will receive 1,500,000 restricted shares of our common stock as sign-on fee (“Sign-on Fee”) on the Commencement Date of his employment with APS HK and he will be entitled to a piggy-back registration right for the said shares;

-If the termination of Xu’s employment with the Company occurs during the first twelve (12) months from the Commencement Date and such termination is either elected by the Company under the provision in the employment contractor or by Xu not under any provision in the employment contract, Xu shall refund to the Company all the Sign-on Fee (equal to 1,500,000 common shares of the Company or in cash equivalent to US$120,000, being the full fair value of the share given to Xu as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of Xu’s employment with the Company; or if such termination of Xu’s employment with the Company occurs anytime after twelve (12) months from the Commencement Date, Xu shall refund to the Company 10% of the Sign-on Fee (equal to 150,000 common shares of the Company or in cash equivalent to US$12,000, being 10% of the full fair value of the shares given to Xu as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of his employment with the Company;

- If the termination of Xu’s employment with the Company occurs before the end of the term and such termination is elected by the Company without cause, the Company shall pay Xu a severance payment, within thirty (30) days from the date of such termination, equal to the product of Xu’s monthly base salary at the time of such termination, multiplied by the remaining months for Xu to provide his services to the Company under his employment contract and all stock options which Xu is entitled to and which would have been vested to Xu if such termination had not occurred, will become fully vested within thirty (30) days from the date of such termination;

- Xu will receive an aggregate of 750,000 options to purchase shares of our common stock at an option price of US$0.08 per share on the following vesting schedule: 37,500 options at the end of every quarter commencing from November 1, 2007 and ending October 31, 2012;

- Xu will receive an initial base salary of HK$ 40,000 (approximately US$ 5,121) per month.

          (c) Li Xiang (“Li”), pursuant to which:

- Li will serve as our Head of Finance for Hong Kong & China for a period of 5 years effective November 1, 2007 (“Commencement Date”);

         - Li will receive 1,000,000 restricted shares of our common stock as sign-on fee (“Sign-on Fee”) on the Ccommencement Date of her employment with APS HK and she will be entitled to a piggy-back registration right for the said shares; -If the termination of Li’s employment with the Company occurs during the first twelve (12) months from the Commencement Date and such termination is either elected by the Company under the provision in the employment contractor or by Li not under any provision in the employment contract, Li shall refund to the Company all the Sign-on Fee (equal to 1,000,000 common shares of the Company or in cash equivalent to US$80,000, being the full fair value of the share given to LI as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of Li’s employment with the Company; or if such termination of Li’s employment with the Company occurs anytime after twelve (12) months from the Commencement Date, Li shall refund to the Company 10% of the Sign-on Fee (equal to 100,000 common shares of the Company or in cash equivalent to US$8,000, being 10% of the full fair value of the shares given to Li as Sign-on Fee on November 1, 2007) within thirty (30) days from the date of termination of his employment with the Company;

- If the termination of Li’s employment with the Company occurs before the end of the term and such termination is elected by the Company without cause, the Company shall pay Li a severance payment, within thirty (30) days from the date of such termination, equal to the product of Li’s monthly base salary at the time of such termination, multiplied by the remaining months for Li to provide his services to the Company under his employment contract and all stock options which Li is entitled to and which would have been vested to LI if such termination had not occurred, will become fully vested within thirty (30) days from the date of such termination; - Li will receive an aggregate of 500,000 options to purchase shares of our common stock at an option price of US$0.08 per share on the following vesting schedule: 25,000 options at the end of every quarter commencing from November 1, 2007 and ending October 31, 2012; - Li will receive an initial base salary of HK$ 15,000 (approximately US$ 3,201) per month.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2007, the Transaction stated in Item 1.01 above was completed.

Chen and Peng have delivered all of the issued and outstanding capital shares of Global Uplink HK to APS HK. As a result of the foregoing, Global Uplink HK is now a wholly owned subsidiary of APS HK.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The financial statements required by this item will be filed within 71 days of October 31, 2007.

Exhibit No. Document Description

    99.1                Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTREND INTERNATIONAL INC.
(Registrant)

Date: November 5, 2007	By:	CHARLE RODRIGUEZ
Charlie Rodriguez, Secretary and Director

EXHIBIT INDEX

Exhibit No. Document Description

    99.1                Press Release